UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03627

Greenspring Fund, Incorporated
 (Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
 (Address of principal executive offices) (Zip code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
 (Name and address of agent for service)

(410) 823-5353
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period:  December 31, 2018

Item 1. Reports to Stockholders.

ANNUAL REPORT

DECEMBER 31, 2018

This report is intended for shareholders of the
Greenspring Fund, Incorporated and may not be
used as sales literature unless preceded or
accompanied by a current prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greenspringfund.com).  You will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund does not currently offer electronic delivery of shareholder reports.  If you have already elected to receive shareholder reports electronically from your financial intermediary (such as a broker-dealer or bank), you will not be affected by this change and you need not take any action. If you invest through a financial intermediary and want to receive electronic delivery of shareholder reports, you must contact your financial intermediary to sign up.

You may elect to receive all future reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports after January 1, 2021 by calling 1-800-576-7498.  If you invest through a financial intermediary, you must contact your financial intermediary to elect to continue to receive paper copies of the Fund’s shareholder reports.

Greenspring Fund, Incorporated

February 2019
Dear Shareholders:

The fourth quarter of 2018 proved to be a very challenging quarter for investors as markets in the U.S. and across the globe declined sharply.  Despite strong gains heading into the fourth quarter, neither Greenspring Fund nor the broader markets could hold those hard-fought gains and finished 2018 with a loss. The major equity indices all reported declines for the year, irrespective of market capitalization or strategy as small, large, value and growth sectors all slumped.  The worst December for stocks since the Great Depression eliminated earlier gains and left the markets with full year losses ranging from 3.5% for the Dow Jones Industrial Average to 11% for the Russell 2000.  Fixed income markets were mixed during 2018, as many longer-term and below investment grade fixed income indices finished 2018 with negative returns.  Greenspring Fund’s bonds generated solidly positive returns for the year.

The final few months of the year saw a dramatic increase in volatility, as investor reaction to news events and developments in Washington pressured the markets quickly and powerfully.  Despite evidence pointing to a strong economic foundation and much of the reported economic data remaining supportive, the narrative about future economic prospects changed.  Whereas for much of the year investors had been optimistic, as the fourth quarter progressed, concerns about the effects of the escalating trade war, slowing economic growth in China, and the collapse in oil prices - all on a backdrop of a less accommodating Federal Reserve - lit a fuse of fear that the U.S. economy had peaked and that not just slower growth, but possibly a decline in gross domestic product (“GDP”), may loom in the not too distant future.

During these volatile times in the markets, Greenspring Fund remains focused on the valuation and prospects of individual companies. Even though GDP growth in 2019 may not match the pace experienced during 2018, we expect the economy to continue its expansion, allowing the companies in the Fund’s portfolio to grow earnings at a healthy rate.  The all-or-nothing mentality that seems to steer media reporting these days does not resonate as loudly with us and we feel that companies capable of producing steady earnings and cash flow growth will continue to attract investors’ attention.

During the fourth quarter, we saw the valuation multiples of companies the Fund owns become increasingly more attractive. Share prices for most of the equity holdings declined as fear and uncertainty pushed the markets lower. Admittedly, there were a few company-specific missteps but most of companies in the portfolio reported earnings in-line with expectations and forecasted positive outlooks.

Greenspring Fund
Performance for the
Periods Ended December 31, 2018
Quarter	-13.75%
Year to Date	-10.15%
1 Year	-10.15%
3 Years*	5.09%
5 Years*	1.27%
10 Years*	5.78%
15 Years*	5.14%
20 Years*	6.35%
Since inception on 7/1/83*	8.76%
Expense Ratio**	0.99%

*	Annualized.
**	As stated in Prospectus dated 5-1-18. See note on last page of letter.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or by visiting www.greenspringfund.com.

Greenspring Fund, Incorporated

Management commentary was encouraging, free cash flow was sound and their prospects remained bright.  The stock performance for many of these companies, however, did not reflect these positive reports.  Not unsurprisingly, during the early weeks of 2019, many of these stocks have rebounded sharply. We believe that, as the current concerns in the marketplace continue to subside, the Fund’s holdings will not only react positively from a fundamental perspective but also have the opportunity to outperform given the severity of the recent sell-off.

INFLUENCES on FUND PERFORMANCE

For the year as a whole, the majority of the Fund’s equity securities had negative performance. This is in sharp contrast to the discussion in the third quarter letter, where the majority of the equity securities had generated gains and contributed to the Fund’s positive year-to-date performance at that time. The severity of the market sell-off during the fourth quarter, however, erased the year-to-date gains of many of the Fund’s equity holdings.  Fortunately, as is often the case during volatile times in the equity markets, Greenspring Fund’s bonds provided stability and generated gains yet again in 2018. The vast majority of the fixed income securities in the portfolio produced positive returns for the year, reflecting the steady gains achieved during the first three quarters and the relatively small decline during the fourth. As we have discussed in the past, the certainty of a bond’s return if interest payments and redemption/maturity are made as expected is a comforting characteristic that is especially welcome during volatile markets.  We believe our research process and active portfolio management helps to produce a steady stream of consistent returns from the fixed income holdings in the portfolio.

The individual securities that had the most significant influence on the Fund’s performance during the year, in order of magnitude, were the common stock holdings in Mohawk Industries, LKQ Corp., EMCOR Group, Conduent, Inc. and Novanta. Novanta had positive performance but the other four had negative returns.

Mohawk Industries is the world’s largest residential and commercial flooring manufacturer. During the second half of the year, Mohawk’s share price declined significantly after the Company reported disappointing second and third quarter earnings reflecting several operating challenges, including higher input and transportation costs. In addition, Mohawk’s growth was negatively impacted by industry demand shifts which hampered profit margins as the Company struggled to maintain sufficient inventories of high-growth luxury vinyl tile, while having too much inventory of slower-growing products. Although management is addressing these issues by instituting price increases to offset cost inflation and adding additional distribution channels and luxury vinyl tile manufacturing capacity, we believe these challenges may persist for some time, so we sold all the Fund’s shares.

LKQ Corp. is the nation’s largest provider of aftermarket, recycled, and refurbished parts used to repair and accessorize automobiles and other vehicles. It is also Europe’s largest distributor of aftermarket mechanical parts to the automotive repair industry. After strong performance in 2017, LKQ’s stock price declined in late April after reporting disappointing earnings and a reduced future outlook due to the combination of a software issue at a UK distribution facility and severe winter weather in the U.S. that lead to strong revenue, but extra costs to

% of Net
Greenspring Fund	Assets
Top 10 Holdings	as of
12/31/18
Republic Services, Inc.	7.7%
Southern National Bancorp of Virginia	3.6%
EMCOR Group, Inc.	3.4%
MasTec, Inc.	3.2%
The Sherwin-Williams Company	3.1%
Discover Financial Services	2.9%
Wyndham Hotels & Resorts, Inc.	2.9%
Johnson Controls International plc	2.9%
EOG Resources, Inc.	2.5%
Suncor Energy, Inc.	2.4%

Greenspring Fund, Incorporated

satisfy the surge in demand.  The stock price began to recover nicely as it became evident that the software issue had been successfully remediated and the Company raised its earnings expectations after a strong second quarter.  However, the stock declined in September amidst industry concerns surrounding freight, fuel, and labor inflation and continued to trade lower during the market sell-off late in the fourth quarter.  We believe the late-year decline in the stock price was far greater than deserved, given the relatively consistent demand backdrop and management’s numerous strategies in place to improve margins and free cash flow of this market leading company.

EMCOR Group is a leader in mechanical and electrical construction with a particular emphasis on commercial and industrial building services, as well as highly specialized services for the refinery and petrochemical industries. EMCOR, a long-term and very successful Fund holding, had another year of strong earnings growth. Despite posting solid earnings and raising its earnings expectations during the year, EMCOR’s stock price traded in a relatively narrow range during the first half of the year and declined rather sharply during the fourth quarter. The share price decline was driven by the broad market sell-off and investors assigning a lower multiple to earnings as fears that a slowing economy might put future earnings growth at risk. We believe the construction and industrial markets served by EMCOR will remain healthy and afford the experienced management team with sufficient opportunities to use the Company’s strong balance sheet and free cash flow to further grow shareholder value.

Conduent is one of the world’s largest business process outsourcing companies serving both public sector and commercial clients. Conduent was one of the Fund’s largest gainers in the third quarter as the new management team continued to make good progress on its strategic plan designed to create a smaller but faster growing and more profitable company. Unfortunately, the stock fell significantly during the fourth quarter due to disappointing third quarter earnings combined with the severe market sell-off, exacerbated by end-of-year tax loss selling.  Management appeared to hit a speed bump in their turnaround efforts as they discovered that extra costs would be incurred to consolidate and upgrade the Company’s technology infrastructure. Furthermore, while the new business pipeline remains robust, management’s shift to larger, digital platform deals has resulted in a slower than anticipated sales cycle.  While disappointing, this setback appears to be temporary in nature and is unlikely to materially change the potential long-term value creation of the turnaround plan.  We expect management to put these issues behind them in the coming quarters and continue executing on its strategic plan designed to boost organic growth, profitability, and free cash flow.

Greenspring Fund
Ten Largest 2018 Purchases
Common Stocks:
Gramercy Property Trust
Wyndham Hotels & Resorts, Inc.
Mohawk Industries, Inc.
Six Flags Entertainment Corp.
Owens Corning
Bonds:
T-Mobile USA, Inc., 6.375%, 3/1/25
APX Group, Inc., 6.375%, 12/1/19
Spectrum Brand Holdings, Inc., 7.750%, 1/15/22
The AES Corporation, 5.500%, 3/15/24
EnPro Industries, Inc., 5.875%, 9/15/22

Greenspring Fund
Ten Largest 2018 Sales
Common Stocks:
Gramercy Property Trust
Novanta, Inc.
The AES Corporation
CSRA, Inc.
PPL Corp.
Bonds:
Gibraltar Industries, Inc., 6.250%, 2/1/21
APX Group, Inc., 6.375%, 12/1/19
Lamar Media Group, 5.875%, 2/1/22
Spirit Aerosystems, Inc., 5.250%, 3/15/22
FTI Consulting, Inc., 6.000%, 11/15/22

Greenspring Fund, Incorporated

Novanta is a niche manufacturer of laser, vision and precision motion components and subsystems used by industrial and healthcare equipment manufacturers. We discussed Novanta several times over our nearly seven year ownership period, as it often made significant positive contributions to the Fund’s performance. Through much of 2017 and 2018, Novanta consistently reported quarterly earnings that exceeded analysts’ expectations driven by strong organic growth, improving end markets, successful new products, and solid performance from recent acquisitions. While the outlook for Novanta remains strong, and we are impressed with the results that management has achieved, the dramatic surge in its share price resulted in a significant increase in its valuation, leading us to sell the Fund’s position during the year, realizing substantial gains.

PORTFOLIO ACTIVITY

Allocation among the three main asset classes in the portfolio (common stocks, fixed income securities and cash equivalents) did not change substantially from the end of 2017. We established a number of new common stock positions during 2018, the most significant of which include shares in Wyndham Hotels & Resorts, Owens Corning, and Zayo Group Holdings. Throughout the year, we also added to several Fund holdings at what we considered to be attractive valuations. During the year, three of the Fund’s holdings - CSRA, Inc., Gramercy Property Trust and First Connecticut Bancorp - accepted acquisition proposals. We also sold all the shares in several other equity holdings, the most significant of which were Novanta, AES Corp., PPL Corp. and Mohawk Industries. We also reduced holdings in several of the Fund’s equities to manage or reduce position sizes at what we believe were attractive prices.

Please refer to the Schedule of Investments for a complete list of the Fund’s current holdings.

OUTLOOK

As the Federal Reserve (“Fed”) transitions from the quantitative easing policy which began in 2008 to a more normalized monetary policy, it will likely add to market volatility. This “unwinding,” we believe, will not occur in a straight line but rather in fits and starts as the Fed tries to accurately interpret and anticipate economic data. The volatile landscape that results may cause swings in investor sentiment creating opportunities for investors prepared for such an environment. With regard to investor sentiment, it is often not the reality of a situation that causes someone to act, but emotion, frequently driven by the fear and uncertainty of what might occur. Even though the data and facts tell investors one thing, the “what ifs” and associated fears can drive decisions that may feel satisfying in the

Greenspring Fund
Portfolio Allocation
as of December 31, 2018

Greenspring Fund
Portfolio Allocation
as of December 31, 2017

Greenspring Fund, Incorporated

short term, but in hindsight, could have a negative influence on longer-term investment performance.

One of the challenges of being an investment manager is maintaining a longer-term view when investing in companies.  The patient investor, who is willing to weather some performance variance, will find that stock prices ultimately reflect the underlying companies’ fundamental results versus short-term investor speculation.  Patience, however, is required because fear can last longer than anticipated. The increasing influence of the internet and social media has only exacerbated this issue.  Each and every one of us is exposed to an overwhelming amount of information and varied points of view.  The stimulation from this information can be overwhelming in the short run with questionable benefits, if applied to a portfolio of investments, over the longer run.

When we structure the equity portfolio, we take a long-term fundamental approach to security selection with the realization that some level of volatility is inherent in equity investments.  When considering the fixed income portfolio, our outlook is shorter in duration with an emphasis on generating attractive returns, with a low-level of interest rate risk, while helping to buffer the overall volatility of the entire portfolio.

We appreciate your interest and your investment in Greenspring Fund and look forward to providing you with an update on the Fund’s performance after the end of the first quarter.

Respectfully,

Charles vK. Carlson	Michael J. Fusting
Portfolio Manager and Co-Chief Investment Officer	Co-Chief Investment Officer

**Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. Small and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

The Dow Jones Industrial Average is a broad based unmanaged index comprised of 30 actively traded large-capitalization stocks.  The Russell 2000 Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index. It is not possible to invest directly in an index.

Free cash flow measures the cash generating capability of a company by adding certain non-cash charges (e.g. depreciation and amortization) to earnings and subtracting recurring capital expenditures. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pre-tax income. Earnings growth is not a measure of the Fund’s future performance.

Distributed by Quasar Distributors, LLC

Greenspring Fund, Incorporated

Growth of a $10,000 Investment in the Greenspring Fund
Over the Last Ten Years

Average Annual Total Returns	For Years Ended December 31, 2018
	1 Year	3 Years	5 Years	10 Years
Greenspring Fund	(10.15)%	5.09%	1.27%	5.78%
Russell 3000 Value Index*	(8.58)%	7.01%	5.77%	11.12%
Russell 3000 Index	(5.24)%	8.97%	7.91%	13.18%
Blended Benchmark	(4.47)%	5.76%	4.62%	9.33%
Lipper Flexible Portfolio Fund Index	(6.10)%	5.13%	3.39%	8.35%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Greenspring Fund (the “Fund”) distributions or the redemption of Fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available at www.greenspringfund.com or by calling 1-800-366-3863 toll free. Effective May 1, 2018, the Fund no longer imposes a 2.00% redemption fee for shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The Russell 3000 Value Index is a capitalization-weighted index composed of those companies that are among the largest 3,000 US-incorporated equities by market capitalization that exhibit value characteristics such as lower price-to book ratios and lower expected growth rates. This index is a total return market index, which assumes that all cash distributions are reinvested, in addition to tracking the price movements.  The “Blended Benchmark” is a weighted average comprised of 60% Russell 3000 Value Index / 30% ICE BAML 1-3yr BB Cash Pay High Yield Index / 10% ICE BAML 3-month T-Bill Index (rebalanced monthly). The Russell 3000 Value Index is described above.  The ICE BAML 1-3 year BB Cash Pay High Yield Index, a subset of ICE BAML U.S. Cash Pay High Yield Index, consists of all securities rated BB- through BB+ by S&P with a remaining term to final maturity of 3 years or less.  The ICE BAML U.S. 3-month T-Bill Index reflects the performance of purchasing a single T-Bill issue at the beginning of the month and holding it for a full month.  The Russell 3000 Index is a capitalization-weighted index composed of those companies that are among the largest 3,000 US-incorporated equities by market capitalization.  This index is a total return market index, which assumes that all cash distributions are reinvested, in addition to tracking the price movements. The Lipper Flexible Portfolio Index is an unmanaged index of the 30 largest funds in the Lipper Flexible Portfolio Fund category, which  includes funds that allocate investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return.  Investors cannot invest directly in an index, although they may invest in the underlying securities included in the index. An index return does not reflect a deduction for fees, expenses, or taxes.

*
The Fund compares its performance in this annual report to the Russell 3000 Value Index. The Fund’s Advisor believes the Russell 3000 Value Index is a more appropriate index against which to compare the Fund’s performance than the Fund’s former index, the Russell 3000 Index, in light of the Fund’s investment strategy.

Greenspring Fund, Incorporated

EXPENSE EXAMPLE For the Six Months Ended December 31, 2018 (Unaudited)

As a shareholder of Greenspring Fund, Incorporated (the “Fund”), you incur two types of costs: (1) transaction costs, including redemption fees (the Fund no longer imposes a redemption fee effective May 1, 2018), and (2) ongoing costs, including management fees, and other fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

				Expenses Paid
	Annualized	Beginning	Ending	During Period
	Net Expense	Account Value	Account Value	7/1/18 –
	Ratio 12/31/18	7/1/18	12/31/18	12/31/18(1)
Actual Expenses(2)	1.01%	$1,000.00	$ 876.90	$4.78
Hypothetical Example
for Comparison Purposes
(5% return before expenses)	1.01%	$1,000.00	$1,020.11	$5.14

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
(2)	Based on the actual returns of (12.31)% for the six month-period ended December 31, 2018.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2018

	Shares	Value

COMMON STOCKS: 67.5%

Building Products: 0.9%
Owens Corning	39,865	$1,753,263

Business Software & Services: 2.3%
Amdocs Limited#	80,851	4,736,252

Chemicals: 3.1%
The Sherwin-Williams Company	16,119	6,342,182

Commercial Banks & Thrifts: 7.0%
American National Bankshares, Inc.	35,987	1,054,779
Beneficial Bancorp, Inc.	121,894	1,741,865
OceanFirst Financial Corp.	52,900	1,190,779
Prudential Bancorp, Inc.	22,008	387,341
Shore Bancshares, Inc.	122,477	1,780,815
Southern National Bancorp of Virginia	554,697	7,333,094
Westbury Bancorp, Inc.*	26,352	537,581
Western New England Bancorp, Inc.	17,045	171,132
		14,197,386

Commercial Services & Supplies: 2.9%
Johnson Controls International plc#	195,530	5,797,464

Consumer Finance: 2.9%
Discover Financial Services	99,334	5,858,719

Electrical Equipment & Instruments: 0.7%
Emerson Electric Co.	15,400	920,150
nVent Electric plc#	20,000	449,200
		1,369,350

Engineering & Construction: 10.0%
EMCOR Group, Inc.	116,664	6,963,674
KBR, Inc.	198,555	3,014,065
MasTec, Inc.*	162,564	6,593,596
MYR Group, Inc.*	136,960	3,858,163
		20,429,498

Healthcare-Products: 2.1%
Abbott Laboratories	11,000	795,630
Medtronic plc#	37,870	3,444,655
		4,240,285

Hotels, Restaurants & Leisure: 6.1%
Marriott International, Inc. - Class A	18,000	1,954,080
Six Flags Entertainment Corp.	83,863	4,665,299
Wyndham Hotels & Resorts, Inc.	128,282	5,820,154
		12,439,533

Household & Personal Products: 0.1%
Spectrum Brands Holdings, Inc.	5,079	214,588

Household Durables: 0.0%
Newell Brands, Inc.	4,500	83,655

Information Technology Services: 2.4%
Conduent, Inc.*	463,835	4,930,566

Insurance: 1.2%
Chubb Limited#	5,736	740,976
W.R. Berkley Corp.	21,523	1,590,765
		2,331,741

Machinery: 0.4%
Blue Bird Corp.*	4,598	83,638
Pentair plc#	20,000	755,600
		839,238

Media & Entertainment: 0.6%
Alphabet, Inc. – Class C*	1,255	1,299,690

Metals & Mining: 0.9%
Cleveland-Cliffs, Inc.*	245,085	1,884,704

Oil & Gas Exploration & Production: 4.9%
EOG Resources, Inc.	57,254	4,993,121
Suncor Energy, Inc.#	176,735	4,943,278
		9,936,399

Oil Refining & Marketing: 0.1%
Phillips 66	2,813	242,340

Real Estate Investment Trusts: 1.4%
Condor Hospitality Trust, Inc.	424,164	2,922,490

Software & Services: 2.3%
j2 Global, Inc.	66,341	4,602,739

Specialty Retail: 1.3%
Party City Holdco Inc.*	262,153	2,616,287

Telecommunications Services: 0.8%
Zayo Group Holdings, Inc.*	74,526	1,702,174

Transportation & Logistics: 2.4%
United Parcel Service, Inc. – Class B	50,338	4,909,465

Truck Dealerships: 1.1%
Rush Enterprises, Inc. – Class A	37,067	1,278,070
Rush Enterprises, Inc. – Class B	27,303	971,987
		2,250,057

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2018 (Con’t)

	Shares/Principal	Value

COMMON STOCKS: 67.5% (Con’t)

Waste Management Services: 7.7%
Republic Services, Inc.	216,007	$15,571,945

Wholesale Distribution: 1.9%
LKQ Corporation*	166,741	3,956,764
TOTAL COMMON STOCKS
(cost $103,631,476)		137,458,774

CONVERTIBLE BONDS: 0.1%

Oil & Gas Exploration & Production: 0.1%
Whiting Petroleum Corp.,
1.250%, 4/1/20	130,000	123,229

TOTAL CONVERTIBLE BONDS
(cost $124,381)		123,229

CORPORATE BONDS: 29.6%

Apparel & Textiles: 0.2%
The William Carter Company,
5.250%, 8/15/21	318,000	317,205

Auto Components: 0.5%
Dana, Inc., 6.000%, 9/15/23	1,092,000	1,090,635

Building Products: 0.2%
Gibraltar Industries, Inc., 6.250%, 2/1/21	396,000	396,911

Commercial Services & Supplies: 0.4%
APX Group, Inc., 8.750%, 12/1/20	708,000	676,140
APX Group, Inc., 7.875%, 12/1/22	104,000	98,800
		774,940

Consumer Finance: 0.1%
Credit Acceptance Corp.,
6.125%, 2/15/21	199,000	199,000

Engineering & Construction: 0.7%
MasTec, Inc., 4.875%, 3/15/23	1,437,000	1,399,279

Healthcare-Providers & Services: 4.1%
Acadia Healthcare Company, Inc.,
6.125%, 3/15/21	5,221,000	5,194,895
Centene Corporation, 5.625%, 2/15/21	577,000	579,885
Centene Corporation, 6.125%, 2/15/24	38,000	38,997
DaVita, Inc., 5.750%, 8/15/22	2,633,000	2,626,418
		8,440,195

Homebuilding: 0.1%
M/I Homes, Inc., 6.750%, 1/15/21	245,000	244,694

Household & Personal Products: 2.3%
Spectrum Brands Holdings, Inc.,
7.750%, 1/15/22	1,919,000	1,947,785
Spectrum Brands, Inc.,
6.625%, 11/15/22	2,544,000	2,582,160
Spectrum Brands, Inc.,
6.125%, 12/15/24	100,000	96,750
		4,626,695

Industrial Conglomerates: 0.4%
Icahn Enterprises LP/Icahn Enterprises
Finance Corp., 6.000%, 8/1/20	833,000	833,000

Machinery: 1.3%
Actuant Corporation, 5.625%, 6/15/22	578,000	573,665
Welbilt, Inc., 9.500%, 2/15/24	1,921,000	2,062,674
		2,636,339

Media & Entertainment: 3.7%
CCO Holdings LLC/CCO Holdings
Capital Corp., 5.250%, 3/15/21	105,000	105,131
CCO Holdings LLC/CCO Holdings
Capital Corp., 5.250%, 9/30/22	2,502,000	2,484,799
CCO Holdings LLC/CCO Holdings
Capital Corp., 5.750%, 9/1/23	235,000	234,412
Cinemark USA, Inc., 5.125%, 12/15/22	61,000	60,314
LIN Television Corporation,
5.875%, 11/15/22	2,608,000	2,608,000
Match Group, Inc., 6.375%, 6/1/24	595,000	607,644
TEGNA, Inc., 5.125%, 10/15/19	13,000	13,010
TEGNA, Inc., 5.125%, 7/15/20	1,222,000	1,222,269
TEGNA, Inc., 6.375%, 10/15/23	188,000	189,175
		7,524,754

Metals & Mining: 0.2%
Cleveland-Cliffs, Inc., 4.875%, 4/1/21	300,000	298,500
Steel Dynamics, Inc., 5.125%, 10/1/21	53,000	53,000
		351,500

Oil & Gas Exploration & Production: 2.4%
Gulfport Energy Corp., 6.625%, 5/1/23	4,174,000	3,965,300
Whiting Petroleum Corp.,
5.750%, 3/15/21	985,000	940,675
		4,905,975

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2018 (Con’t)

	Principal	Value

CORPORATE BONDS: 29.6% (Con’t)

Packaging & Containers: 2.8%
Reynolds Group Issuer Inc./Reynolds Group
Issuer LLC/Reynolds Group Issuer
(Luxembourg), 5.750%, 10/15/20	$4,845,539	$4,839,482
Reynolds Group Issuer Inc./Reynolds
Group Issuer LLC/Reynolds Group
Issuer (Luxembourg), 6.875%, 2/15/21	851,096	852,159
		5,691,641

Real Estate Investment Trusts: 0.2%
FelCor Lodging LP, 6.000%, 6/1/25	281,000	288,376
Lamar Media Group, 5.000%, 5/1/23	49,000	49,000
		337,376

Specialty Retail: 3.9%
The Men’s Wearhouse, Inc.,
7.000%, 7/1/22	1,149,000	1,160,490
Michaels Stores, Inc.,
5.875%, 12/15/20 144A	3,815,000	3,810,231
Murphy Oil USA, Inc.,
6.000%, 8/15/23	1,646,000	1,660,402
Penske Auto Group, Inc.,
5.750%, 10/1/22	1,265,000	1,268,163
		7,899,286

Technology Hardware
& Storage & Peripherals: 0.2%
NCR Corp., 5.875%, 12/15/21	411,000	402,266
NCR Corp., 6.375%, 12/15/23	100,000	97,150
		499,416

Telecommunications Services: 1.8%
Level 3 Financing, Inc.,
6.125%, 1/15/21	3,217,000	3,225,042
Zayo Group LLC / Zayo
Capital, Inc., 6.000%, 4/1/23	500,000	476,305
		3,701,347

Trading Companies & Distributors: 1.3%
WESCO Distribution, Inc.,
5.375%, 12/15/21	2,607,000	2,584,189

Utilities: 0.7%
The AES Corporation, 5.500%, 3/15/24	1,476,000	1,464,930

Waste Management Services: 0.5%
Clean Harbors, Inc., 5.125%, 6/1/21	996,000	996,000

Wholesale Distribution: 0.5%
Beacon Roofing Supply, Inc.,
6.375%, 10/1/23	1,032,000	1,026,840

Wireless Telecommunication Services: 1.1%
T-Mobile USA, Inc., 6.500%, 1/15/24	44,000	45,100
T-Mobile USA, Inc., 6.375%, 3/1/25	2,181,000	2,208,263
		2,253,363
TOTAL CORPORATE BONDS
(cost $61,523,767)		60,195,510

SHORT-TERM INVESTMENTS: 3.2%

Money Market Funds: 3.2%^
The Government & Agency Portfolio,
Institutional Share Class, 2.300%	6,554,491	6,554,491
TOTAL SHORT-TERM INVESTMENTS
(cost $6,554,491)		6,554,491
TOTAL INVESTMENTS IN SECURITIES
(cost $171,834,115): 100.4%		204,332,004
Other Assets and Liabilities (0.4)%		(753,704)
NET ASSETS: 100.0%		$203,578,300

*	Non-income producing security.
#	U.S. security of foreign issuer.
144A
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors.  As of December 31, 2018, the value of  these investments was $3,810,231, or 1.9% of total net assets.

^	Rate shown is the 7-day effective yield at December 31, 2018.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2018

ASSETS
Investments in securities, at value (cost $171,834,115)	$204,332,004
Receivables:
Dividends and interest	1,208,813
Securities sold	190,004
Fund shares sold	23,569
Prepaid expenses	39,220
Total assets	205,793,610

LIABILITIES
Payables:
Due to affiliate (Note 5)	142,926
Fund shares redeemed	1,976,763
Accrued expenses	95,621
Total liabilities	2,215,310

NET ASSETS	$203,578,300

Capital shares issued and outstanding (60,000,000 shares authorized, $0.01 par value)	10,294,779

Net asset value, offering and redemption price per share	$19.77

COMPONENTS OF NET ASSETS
Capital stock at par value	$102,948
Paid-in capital	170,647,117
Distributable earnings	32,828,235
NET ASSETS	$203,578,300

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF OPERATIONS For the Year Ended December 31, 2018

INVESTMENT INCOME
Income
Interest	$3,759,938
Dividends (net of foreign withholding taxes of $29,309)	2,935,690
Total income	6,695,628

Expenses
Advisory fees (Note 5)	1,922,050
Sub transfer agent fees	147,771
Administration fees	119,250
Fund accounting fees	57,266
Transfer agent fees	56,816
Administration fees – Corbyn (Note 5)	55,702
Directors fees	45,000
Legal fees	40,824
Blue sky fees	33,036
Audit fees	29,500
Insurance fees	28,089
Reports to shareholders	27,975
Custody fees	21,718
Miscellaneous fees	6,075
Total expenses	2,591,072
Net investment income	4,104,556

NET REALIZED AND CHANGE IN NET UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on sale of investments	13,009,717
Change in net unrealized appreciation on investments	(41,075,520)
Net realized and change in net unrealized loss on investments	(28,065,803)
Net decrease in net assets resulting from operations	$(23,961,247)

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$4,104,556	$4,608,907
Net realized gain on sale of investments	13,009,717	21,093,751
Change in net unrealized appreciation on investments	(41,075,520)	(4,014,318)
Net increase (decrease) in net assets resulting from operations	(23,961,247)	21,688,340

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Total distributions to shareholders	(22,198,249)	(25,784,743	)(a)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares(c)	(22,851,578)	(46,192,480)

Total decrease in net assets	(69,011,074)	(50,288,883)

NET ASSETS
Beginning of year	272,589,374	322,878,257
End of year	$203,578,300	$272,589,374	(b)

(a)	For the year ended December 31, 2017, distributions from net investment income and net realized gains were $4,837,873 and $20,946,870, respectively.
(b)	Includes accumulated undistributed net investment income of $—.
(c)	A summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Value	Shares	Value
Shares sold	544,861	$13,236,893	1,027,714	$25,622,997
Shares issued in reinvestment of distributions	1,022,166	21,691,359	1,035,564	25,222,877
Shares redeemed+	(2,476,022)	(57,779,830)	(3,895,589)	(97,038,354)
Net decrease	(908,995)	$(22,851,578)	(1,832,311)	$(46,192,480)

+	Net of redemption fees of $97 and $4,180, respectively. The Fund no longer imposes a redemption fee effective May 1, 2018.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$24.33	$24.77	$22.18	$24.80	$26.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.40	0.41	0.32	0.54	0.70
Net realized and unrealized gain (loss) on investments	(2.78)	1.50	3.96	(1.98)	(1.35)
Total from investment operations	(2.38)	1.91	4.28	(1.44)	(0.65)

LESS DISTRIBUTIONS:
From net investment income	(0.39)	(0.43)	(0.33)	(0.53)	(0.70)
From net realized gain	(1.79)	(1.92)	(1.36)	(0.65)	(0.32)

Total distributions	(2.18)	(2.35)	(1.69)	(1.18)	(1.02)
Net asset value, end of year	$19.77	$24.33	$24.77	$22.18	$24.80

Total return	(10.15%)	7.82%	19.78%	(5.86%)	(2.51%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$203.6	$272.6	$322.9	$317.4	$671.1
Ratio of expenses to average net assets	1.01%	0.98%	1.01%	0.95%	0.89%
Ratio of net investment income to average net assets	1.60%	1.53%	1.32%	1.93%	2.54%
Portfolio turnover rate	30%	40%	48%	25%	50%

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2018

Note 1 – Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983.  Corbyn Investment Management, Inc. (the “Adviser” or “Corbyn”) is the Fund’s investment adviser.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard codification topic 946 “Financial Services –Investment Companies.”

Investment transactions and related investment income – Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis using the effective interest method. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of Investments – Generally, the Fund’s investments are valued at market value. Equity securities traded on a principal stock exchange are valued at the last quoted sale price. Equity securities traded on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Equity securities that are not traded on a principal exchange or NASDAQ are valued at the last sale price in the over-the counter market. Equity securities in an active market will be classified as Level 1 securities. In the absence of a last sale price or official closing price, or if there is no trading in a security on a business day, the security will be valued at the mean between its closing bid and asked prices obtained from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Fund’s Board of Directors (the “Board”). These equity securities will be classified as Level 2 securities.

Investments in mutual funds, including money market funds, are valued at the mutual fund’s closing NAV per share on the day of valuation. The prospectuses for such investment companies contain information on those investment companies’ valuation procedures and the effects of fair valuation. These securities will be classified as Level 1 securities.

Short-term debt instruments, including commercial paper or U.S. Treasury bills, having a maturity of 60 days or less may be valued at amortized cost, which approximates fair value. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer. These debt instruments will generally be classified as Level 2 securities.

Debt securities, such as corporate or convertible bonds, including those having a maturity or an announced call within 60 days, are generally traded in the over-the-counter market. These securities are valued at prices obtained from an independent pricing service, which may consider the yield or price of bonds of similar quality, coupon, maturity and

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Con’t)

type, as well as prices supplied by dealers who make markets in such securities. In the absence of a price from a pricing service, or if a quotation does not appear to accurately reflect the current value of a security, debt securities are valued at the mean of the closing bid and asked prices from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Board. Debt securities will generally be classified as Level 2 securities.

Any securities for which market quotations are not readily available or for which the above valuation procedures are not appropriate or do not reflect fair market value are valued at fair value as determined in good faith by Corbyn pursuant to policies and procedures approved by the Board.

In determining fair value, the Adviser, as directed by the Board, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the security, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the security, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the security, and which would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2018:

	Quoted Prices	Significant Other	Significant	Carrying Value,
	in Active	Observable	Unobservable	at December 31,
	Market	Inputs	Inputs	2018
	Level 1	Level 2	Level 3	Total
Common Stocks*	$137,458,774	$—	$—	$137,458,774
Convertible Bonds*	—	123,229	—	123,229
Corporate Bonds*	—	60,195,510	—	60,195,510
Short-Term Investments	6,554,491	—	—	6,554,491
Total	$144,013,265	$60,318,739	$—	$204,332,004

*	See Schedule of Investments for industry breakdown.

During the year ended December 31, 2018, the Fund had no transfers between levels.  The Fund did not have any Level 3 securities during the year.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Con’t)

Dividends and distributions to stockholders – The Fund records dividends and distributions to shareholders on the ex-dividend date.

Redemption fees (policy no longer in effect beginning May 1, 2018) – The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund is intended for long-term investors.  The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund reserves the right to decline a purchase order for any reason.

“Market-timers” who engage in frequent purchases and redemptions over a short period can disrupt the Fund’s investment program by requiring the Fund to have excess cash on hand or to liquidate holdings to accommodate redemptions.  In addition, frequent purchases and redemptions may impede efficient Fund management and create additional transaction costs that are borne by all shareholders.  To the extent that the Fund invests a significant portion of its assets in small-cap securities or high-yield bonds, it may be subject to the risks of market timing more than a fund that does not.  Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less (the Fund no longer imposes a redemption fee effective May 1, 2018). The fee is deducted from the seller’s redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading.  All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary.  However, the Fund is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading.  Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund’s policies.  The Fund reserves the right to reject combined or omnibus orders in whole or in part.

To calculate redemption fees, after first redeeming any shares associated with reinvested dividends or other distributions, the “first-in, first out” method is used to determine the holding period.  Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.  If the holding period for shares purchased is 60 days or less, the fee will be charged.  The redemption fee may be modified or discontinued at any time, in which case, shareholders will be notified.  The redemption fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory IRA distribution.

In compliance with Rule 22c-2 under the 1940 Act, Quasar Distributors, LLC, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediaries must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its frequent trading policies.

Risk of loss arising from indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Dividends and Distributions

The Fund’s policy is to declare dividends from net investment income and distributions from net realized gains as determined in accordance with the Internal Revenue Code which may differ from GAAP.  Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Con’t)

On July 18, 2018 an income dividend of $0.19 per share and a long-term capital gain distribution of $0.51531 were declared, payable on July 19, 2018, to shareholders of record on July 17, 2018.  Additionally, on December 19, 2018, an income dividend of $0.1996 per share and a long-term capital gain distribution of $1.28 per share were declared, payable on December 20, 2018 to shareholders of record on December 18, 2018.  The tax character of distributions paid during the year ended December 31, 2018 and the year ended December 31, 2017 were as follows:

Distributions paid from:	December 31, 2018	December 31, 2017
Ordinary income	$3,991,448	$4,837,873
Long-term capital gain	$18,206,801	$20,946,870

These dividends are either distributed to shareholders or reinvested in the Fund as additional shares issued to shareholders.  For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the ex-dividend date.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2018.

Note 3 – Purchases and Sales of Investments

For the year ended December 31, 2018, purchases and sales of investments, other than short-term investments, aggregated $71,172,199 and $93,137,596, respectively. There were no purchases or sales of U.S. government securities for the Fund.

Note 4 – Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, the Fund intends to distribute substantially all of its taxable income.  Therefore, no federal income tax provision is required.

As of, and during, the year ended December 31, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year.  Generally, tax authorities can examine tax returns filed for all open tax years (2015-2018).

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements.  As of December 31, 2018, the Fund’s most recently completed year end, the components of distributable earnings on a tax basis were as follows:

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Con’t)

Cost of investments	$171,841,933
Gross tax unrealized appreciation	47,055,026
Gross tax unrealized depreciation	(14,564,955)
Net tax unrealized appreciation	32,490,071
Undistributed ordinary income	112,896
Undistributed long-term capital gain	225,268
Total distributable earnings	338,164
Other accumulated losses	—
Total accumulated earnings	$32,828,235

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  As of December 31, 2018, the Fund did not have a post-October capital loss or a capital loss carryforward.

Note 5 – Transactions with Affiliated Parties

Under an advisory agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly.  For the year ended December 31, 2018, the Fund incurred $1,922,050 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services.  As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly.  For the year ended December 31, 2018, the Fund incurred $55,702 in administrative fees to Corbyn.

At December 31, 2018, investors for whom Corbyn was investment adviser held 1,102,891 shares of the Fund.

Note 6 – Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Con’t)

adoption of the additional disclosures, which are required for public companies only, until their effective date. The Adviser is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

Note 7 – Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2018 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Greenspring Fund, Incorporated

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Greenspring Fund, Incorporated

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Greenspring Fund, Incorporated, including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of Greenspring Fund, Incorporated as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2004.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 21, 2019

Greenspring Fund, Incorporated

NOTICE TO SHAREHOLDERS December 31, 2018 (Unaudited)

Tax Information
The Fund designates 71.38% of dividends declared from net investment income during the fiscal year ended December 31, 2018 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2018, which is designated as qualifying for the dividends-received deduction, is 56.57%.

For foreign shareholders in the Fund, for the year ended December 31, 2018, 54.94% of the ordinary distributions paid qualify as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c), and 0.00% of the ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Proxy Voting Policies and Proxy Voting Record
The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or info@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Reports and Householding
In an attempt to reduce shareholder expenses, we will mail only one copy of the Fund’s Summary Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 366-3863. We will begin sending you individual copies 30 days after receiving your request.

The Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, Annual Report, and Semi-Annual Report, along with its first and third quarter portfolio holdings, are available on the Fund’s website at www.greenspringfund.com.

Greenspring Fund, Incorporated

BASIC INFORMATION ABOUT FUND DIRECTORS AND OFFICERS (Unaudited)

The Board of Directors supervises the management of the Fund. The following list summarizes information on the directors and officers of the Fund for the past five years. The address of each is 2330 West Joppa Road, Suite 110, Lutherville, MD 21093. The Fund’s Statement of Additional Information contains additional information about Fund directors and is available, without charge, upon request, by calling the Fund at (800) 366-3863, or by emailing the Fund at greenspring@greenspringfund.com.

Number
Name and	Position(s) Held	Term of Office and	Principal Occupation(s)	of Funds	Other
Year of Birth	with the Fund	Length of Time Served	During the Past Five Years	Overseen	Directorship
Term of Director
Indefinite
Term of Officer
One year
Interested
Directors/Officers
Charles vK. Carlson	President	From March 1993 to present.	President and Director of the	One	None
Year of Birth: 1959	Chairman of the Board	From January 1994 to present.	Fund’s Adviser.
	Chief Executive Officer	From February 1994 to present.
	Director	From March 1987 to present.

William E. Carlson	Director	From February 1994 to present.	President and Chair of the	One	None
Year of Birth: 1957			Business Department at Shapiro
Sher Guinot & Sandler (a law
firm) from February 1999 to
present. Partner of Shapiro Sher
Guinot & Sandler from February
1990 to present.

Michael J. Fusting	Sr. Vice President	From May 1998 to present.	Sr. Vice President and Director of	One	None
Year of Birth: 1961	Chief Financial Officer	From February 1994 to present.	the Fund’s Adviser.
	Director	From March 1992 to present.

Disinterested Directors
David T. Fu	Director	From May 1990 to present.	Retired. Managing Director	One	None
Year of Birth: 1956			of Kanturk Partners, LLC (a
merchant bank) from February
2004 to December 2014.

Sean T. Furlong	Director	From March 2003 to present.	Director of Finance and	One	None
Year of Birth: 1965			Operations at the Gilman
School from June 2003 to present.
Adjunct Professor of Financial
Accounting at Johns Hopkins
University from February 2013 to
present.

Greenspring Fund, Incorporated

BASIC INFORMATION ABOUT FUND DIRECTORS AND OFFICERS (Unaudited) (Con’t)

Number
Name and	Position(s) Held	Term of Office and	Principal Occupation(s)	of Funds	Other
Year of Birth	with the Fund	Length of Time Served	During the Past Five Years	Overseen	Directorship
Term of Director
Indefinite
Term of Officer
One year
Officers
Elizabeth Agresta Swam	Secretary and Treasurer	From May 1998 to present.	Employee of the Fund’s Adviser	N/A	None
Year of Birth: 1967	AML Officer	From July 2002 to present.	from May 1998 to present.
	Chief Compliance Officer	From July 2004 to present.	Chief Compliance Officer
of the Fund’s Adviser from
December 31, 2016 to present.
Secretary of the Fund’s Adviser
from June 14, 2017 to present.

Greenspring Fund, Incorporated

PRIVACY POLICY December 31, 2018 (Unaudited)

The Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. The Fund assures the confidentiality of personal information provided to it.

The information we collect is limited to what the Fund believes is necessary or useful to conduct our business; administer your records, accounts and funds; to comply with laws and regulations; and to help us design or improve products and services. The Fund collects non-public personal information about you from information it receives from you on applications or other forms or through its website, as well as from information about your transactions with the Fund.

Some of this information may be disclosed to the Fund’s investment adviser, but not for marketing solicitation, as well as non-affiliated third parties who provide non-financial services to the Fund such as our Transfer Agent, in order to administer customer accounts and mail transaction confirmations and tax forms, and the mailing house the Fund utilizes for mailing shareholder reports. Such information may also be disclosed to a non-affiliated third party engaged to provide fund accounting and administrative services to us. Disclosing this information enables us to meet customers’ financial needs and regulatory requirements. These third parties act on its behalf and are obligated to keep the information we provide to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about you or former customers to anyone, except as permitted by law.

To protect your non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices to safeguard your information.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-366-3863 or greenspring@greenspringfund.com. Thank you.

This Privacy Policy is not part of the Annual Report.

Greenspring Fund, Incorporated

Performance Since Inception on
July 1, 1983 through December 31, 2018
(Unaudited)

HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

*
Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund’s return. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since inception through December 31, 2018. The total value of $197,296 assumes the reinvestment of dividends and capital gains, but does not reflect the effect of any redemption fees (the Fund no longer imposes a redemption fee effective May 1, 2018). This chart does not imply any future performance.

Average annual total returns for the one, three, five, ten year and since inception periods ended December 31, 2018 were (10.15)%, 5.09%, 1.27%, 5.78% and 8.76%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemption of Fund shares.

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Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfund.com

DIRECTORS
Charles vK. Carlson, Chairman
William E. Carlson
David T. Fu
Sean T. Furlong
Michael J. Fusting

OFFICERS
Charles vK. Carlson
President and Chief Executive Officer

Michael J. Fusting
Sr. Vice President and
Chief Financial Officer

Elizabeth Agresta Swam
Chief Compliance Officer,
Secretary, Treasurer
and AML Officer

INVESTMENT ADVISER
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, MD 21093-7207

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Dr., Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102-2529

LEGAL COUNSEL
K&L Gates LLP
1601 K Street NW
Washington, DC 20006

Symbol – GRSPX
CUSIP – 395724107

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Sean T. Furlong is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services or other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed, or expected to be billed, for each of the last two fiscal years for audit fees, audit-related fees, tax fees or other fees by the principal accountant:

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$26,000	$26,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,500	$3,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table indicates the non-audit fees billed, or expected to be billed, by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-(15(b) or 240.15d-15(b)).  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below:  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act (17 CFR 270.23 C-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.  Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Greenspring Fund, Incorporated

By (Signature and Title)*  /s/ Charles vK. Carlson
   Charles vK. Carlson, Chief Executive Officer

Date  2/28/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Charles vK. Carlson
 Charles vK. Carlson, Chief Executive Officer

Date  2/28/2019

By (Signature and Title)* /s/ Michael J. Fusting
  Michael J. Fusting, Chief Financial Officer

Date  2/28/2019

* Print the name and title of each signing officer under his or her signature.